Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  __581___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  __581___

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Margaret Carey, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on August 15, 2024 pursuant to paragraph (b) of Rule 485 at 5:30 p.m. Eastern Time.

Fund /Ticker

Fidelity® SAI Inflation-Protected Bond Index Fund /FSPWX

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ® SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Prospectus

August 15, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Inflation-Protected Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Additional Index Information

Fund Summary

Fund:

Fidelity® SAI Inflation-Protected Bond Index Fund

Investment Objective

Fidelity® SAI Inflation-Protected Bond Index Fund seeks to provide investment results that correspond to the total return of the inflation-protected sector of the United States Treasury market.
Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.05%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01 % A
Total annual operating expenses	0.06%
Fee waiver and/or expense reimbursement	0.01 % B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.05%
A Based on estimated amounts for the current fiscal year.
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed   0.05% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through April 30, 2026 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$5
3 years	$18

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Normally investing at least 80% of assets in inflation-protected debt securities included in the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
Principal Investment Risks
  Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Leverage Risk.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing for Inflation Protection.

Increases in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .
  You could lose money by investing in the fund.

Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.

Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (Co-Portfolio Manager) has managed the fund since 2024.

Richard Munclinger (Co-Portfolio Manager) has managed the fund since 2024.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI Inflation-Protected Bond Index Fund seeks to provide investment results that correspond to the total return of the inflation-protected sector of the United States Treasury market.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in inflation-protected debt securities included in the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index. The index is composed of inflation-protected debt securities issued by the U.S. Treasury.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

Inflation-protected debt securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of inflation-protected debt securities issued by the U.S. Treasury is adjusted for inflation and interest is paid on the adjusted amount. As of April 30, 2024, the U.S. Treasury had 53 issues of inflation-protected debt securities outstanding, totaling $1,624 billion (par), with maturities from 2024 to 2054. Other issuers of inflation-protected debt securities include other U.S. Government agencies or instrumentalities, corporations, and foreign governments. The U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for its inflation-protected debt securities. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities   involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund. Your investment in the fund cannot grow with inflation over the long term unless you reinvest the portion of any distribution that comes from inflation adjustments.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. As a result of benchmark reforms, publication of most London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic, and non-representative basis. It is expected that all synthetic LIBOR settings will be discontinued at the end of September 2024. Although the transition process away from certain benchmark rates, including LIBOR , has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Investing for Inflation Protection. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Non-Fundamental Investment Policies

The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® SAI Inflation-Protected Bond Index Fund   normally invests at least 80% of its assets in inflation-protected debt securities included in the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the Statement of Additional Information (SAI).

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The fund has no exchange privilege with any other fund.

There is no minimum balance or purchase minimum for fund shares.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends and pays capital gain distributions per the tables below:

Fund Name	Dividends Paid
Fidelity® SAI Inflation-Protected Bond Index Fund	April, July, October, December

Fund Name	Capital Gains Paid
Fidelity® SAI Inflation-Protected Bond Index Fund	February, December

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2024, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

Portfolio Manager(s)

Brandon Bettencourt is Co-Portfolio Manager of Fidelity ® SAI Inflation-Protected Bond Index Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is Co-Portfolio Manager of Fidelity ® SAI Inflation-Protected Bond Index Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
Fidelity® SAI Inflation-Protected Bond Index Fund	0.05%

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund will be included in the fund's annual report for the fiscal period ending December 31, 2024.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.05% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through April 30, 2026. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

FDC distributes the fund's shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index   is a market value-weighted index that measures the performance of inflation-protected securities issued by the U.S. Treasury.

"Bloomberg ® " and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO-WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The Statement of Additional Information (SAI), the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9916281.101	SPB-PRO-0824

Fund /Ticker

Fidelity® SAI Intermediate Treasury Bond Index Fund /FSIWX

Fidelity® SAI Short-Term Treasury Bond Index Fund /FSSWX

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ® SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Prospectus

August 15, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Intermediate Treasury Bond Index Fund
Fidelity® SAI Short-Term Treasury Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Additional Index Information

Fund Summary

Fund:

Fidelity® SAI Intermediate Treasury Bond Index Fund

Investment Objective

Fidelity® SAI Intermediate Treasury Bond Index Fund seeks a high level of current income.
Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.03%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02 % A
Total annual operating expenses	0.05%
Fee waiver and/or expense reimbursement	0.02 % B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.03%
A Based on estimated amounts for the current fiscal year.
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed   0.03% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through June 30, 2026 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$3
3 years	$12

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the Bloomberg U.S. 5-10 Year Treasury Bond Index, a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between five and ten years.
  Normally maintaining a dollar-weighted average maturity that generally is expected to be between five and ten years, consistent with that of the index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. 5-10 Year Treasury Bond Index using a smaller number of securities.
Principal Investment Risks
  Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .
  You could lose money by investing in the fund.

Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.

Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (Co-Portfolio Manager) has managed the fund since 2024.

Richard Munclinger (Co-Portfolio Manager) has managed the fund since 2024.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:

Fidelity® SAI Short-Term Treasury Bond Index Fund

Investment Objective

Fidelity® SAI Short-Term Treasury Bond Index Fund seeks a high level of current income in a manner consistent with preservation of capital.
Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.03%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05 % A
Total annual operating expenses	0.08%
Fee waiver and/or expense reimbursement	0.05 % B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.03%
A Based on estimated amounts for the current fiscal year.
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed   0.03% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through June 30, 2026 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$3
3 years	$17

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the Bloomberg U.S. 1-5 Year Treasury Bond Index, a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between one and five years.
  Normally maintaining a dollar-weighted average maturity that generally is expected to be three years or less, consistent with that of the index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. 1-5 Year Treasury Bond Index using a smaller number of securities.
Principal Investment Risks
  Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index.

The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.

The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .
  You could lose money by investing in the fund.

Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate.

Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (Co-Portfolio Manager) has managed the fund since 2024.

Richard Munclinger (Co-Portfolio Manager) has managed the fund since 2024.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI Intermediate Treasury Bond Index Fund seeks a high level of current income.

Principal Investment Strategies

The fund seeks to replicate the performance of the Bloomberg U.S. 5-10 Year Treasury Bond Index. The Adviser normally invests at least 80% of the fund's assets in securities included in the index. The index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between five and ten years. The fund normally maintains a dollar-weighted average maturity that generally is expected to be between five and ten years, consistent with that of the index.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Fidelity® SAI Short-Term Treasury Bond Index Fund seeks a high level of current income in a manner consistent with preservation of capital.

Principal Investment Strategies

The fund seeks to replicate the performance of the Bloomberg U.S. 1-5 Year Treasury Bond Index. The Adviser normally invests at least 80% of the fund's assets in securities included in the index. The index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between one and five years. The fund normally maintains a dollar-weighted average maturity that generally is expected to be three years or less, consistent with that of the index.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

U.S. Government securities include mortgage and other asset-backed securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities   involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. As a result of benchmark reforms, publication of most London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic, and non-representative basis. It is expected that all synthetic LIBOR settings will be discontinued at the end of September 2024. Although the transition process away from certain benchmark rates, including LIBOR , has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may also engage in transactions that have a leveraging effect on a fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. A fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease a fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

Non-Fundamental Investment Policies

Each fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® SAI Intermediate Treasury Bond Index Fund normally invests at least 80% of its assets in U.S. Treasury securities included in the Bloomberg U.S. 5-10 Year Treasury Bond Index.

Fidelity® SAI Short-Term Treasury Bond Index Fund   normally invests at least 80% of its assets in U.S. Treasury securities included in the Bloomberg U.S. 1-5 Year Treasury Bond Index.

Valuing Shares

Each fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV each business day as of the times noted in the table below. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

Fund	NAV Calculation Times (Eastern Time)
Fidelity® SAI Intermediate Treasury Bond Index Fund	4:00 p.m.
Fidelity® SAI Short-Term Treasury Bond Index Fund	4:00 p.m.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the Statement of Additional Information (SAI).

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in each fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and each fund accommodates frequent trading.

Each fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. Each fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Each fund has no exchange privilege with any other fund.

There is no minimum balance or purchase minimum for fund shares.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends and pays capital gain distributions per the tables below:

Fund Name	Dividends Paid
Fidelity® SAI Intermediate Treasury Bond Index Fund	Declares daily and pays monthly
Fidelity® SAI Short-Term Treasury Bond Index Fund	Declares daily and pays monthly

Fund Name	Capital Gains Paid
Fidelity® SAI Intermediate Treasury Bond Index Fund	April, December
Fidelity® SAI Short-Term Treasury Bond Index Fund	April, December

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you (for non-retirement accounts).

Taxes on Distributions

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because a fund's income is primarily derived from interest, dividends from a fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

For each fund, if you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is each fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2023, the Adviser had approximately $3.9 trillion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK) , at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK is an affiliate of the Adviser.

FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Intermediate Treasury Bond Index Fund and Fidelity® SAI Short-Term Treasury Bond Index Fund.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. is an affiliate of the Adviser.

FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Intermediate Treasury Bond Index Fund and Fidelity® SAI Short-Term Treasury Bond Index Fund.

Fidelity Management & Research (Japan) Limited (FMR Japan) , at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2024, FMR Japan had approximately $2.8 billion in discretionary assets under management. FMR Japan is an affiliate of the Adviser.

FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® SAI Intermediate Treasury Bond Index Fund and Fidelity® SAI Short-Term Treasury Bond Index Fund.

Portfolio Manager(s)

Brandon Bettencourt is Co-Portfolio Manager of each fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is Co-Portfolio Manager of each fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The annual management fee rate, as a percentage of each fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
Fidelity® SAI Intermediate Treasury Bond Index Fund	0.03%
Fidelity® SAI Short-Term Treasury Bond Index Fund	0.03%

The Adviser pays FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund will be included in each fund's annual report for the fiscal period ending February 28, 2025.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse Fidelity ® SAI Intermediate Treasury Bond Index Fund and Fidelity ® SAI Short-Term Treasury Bond Index Fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of their respective average net assets, exceed 0.03% and 0.03% (the Expense Caps). If at any time during the current fiscal year expenses for the funds fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through June 30, 2026. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

Fund Distribution

FDC distributes each fund's shares.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork ® .

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information

Bloomberg U.S. 1-5 Year Treasury Bond Index   is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between one and five years.

Bloomberg U.S. 5-10 Year Treasury Bond Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between five and ten years.

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

"Bloomberg ® " and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO-WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

1.9916269.101	IST-PRO-0824

Fund	Ticker
Fidelity® SAI Inflation-Protected Bond Index Fund	FSPWX

Fund of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

August 15, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ® SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

This Statement of Additional Information (SAI) is not a prospectus.

An annual report for the fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of a prospectus or SAI, dated August 15, 2024, or a free copy of a fund's proxy voting record, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

SPB-PTB-0824

1.9916282.101

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in any non-money market Central fund, FMR looks through to the holdings of the Central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

In calculating a fund's dividends, index-based adjustments may be considered income.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks, has historically been the most common benchmark rate for floating rate securities. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, publication of most LIBOR settings has ceased. The United Kingdom Financial Conduct Authority (FCA) announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. This rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure. It is expected that all synthetic LIBOR settings will be discontinued at the end of September 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.

To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Fidelity Management & Research Company LLC or its affiliates from mutual funds for investment management or certain other services.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Senior Counsel at Fidelity Investments (diversified financial services company, 2024-present). Previously, Mr. Chiel served as General Counsel (2012-2024) and Head of Legal, Risk and Compliance (2022-2024) for Fidelity Investments; Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-2024); Director and President of OH Company LLC (holding company, 2018-2024); General Counsel (2004-2012) and Senior Vice President and Deputy General Counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (law firm, 1996-2000); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-1995), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Harvard Law School Center on the Legal Profession and the U.S. Chamber Litigation Center.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.

Christine J. Thompson (1958)

Year of Election or Appointment: 2023

Trustee

Ms. Thompson also serves as a Trustee of other Fidelity ® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity ® funds.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016) and as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-2024).

Laura M. Bishop (1961)

Year of Election or Appointment: 2023

Trustee

Ms. Bishop also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity ® funds (2022-2023).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Robert W. Helm (1957)

Year of Election or Appointment: 2023

Trustee

Mr. Helm also serves as Trustee of other Fidelity ® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity ® funds (2021-2023).

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity ® funds. Mr. Murray serves as Vice Chairman of the Board (2020-present) of Meijer, Inc. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Lead Independent Director (2023-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of The Thompson Foundation, The Thompson Schools Foundation and many other community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).

Carol J. Zierhoffer (1960)

Year of Election or Appointment: 2023

Trustee

Ms. Zierhoffer also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Veradigm Healthcare Solutions, Inc. (healthcare technology, 2020-present). Previously, Ms. Zierhoffer served as member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-2022) as well as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity ® funds (2023).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Lester Owens (1957)

Year of Election or Appointment: 2024

Member of the Advisory Board

Mr. Owens also serves as a Member of the Advisory Board of other Fidelity ® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Robin Foley (1964)

Year of Election or Appointment: 2023

Vice President

Ms. Foley also serves as Vice President of other funds. Ms. Foley is Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley was Chief Investment Officer of Bonds (2017-2023).

Christopher M. Gouveia (1973)

Year of Election or Appointment: 2023

Chief Compliance Officer

Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

During the fiscal year ended December 31, 2023, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	9
Audit Committee	4
Fair Valuation Committee	4
Governance and Nominating Committee	10

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® SAI Inflation-Protected Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	Robert F Gartland
Fidelity® SAI Inflation-Protected Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert W Helm	Michael E Kenneally	Mark A Murray	Carol J Zierhoffer
Fidelity® SAI Inflation-Protected Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	$10,001-$50,000

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending December 31, 2024, or calendar year ended December 31, 2023, as applicable.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
Fidelity® SAI Inflation-Protected Bond Index Fund (B)	ELIZABETH S ACTON	$436	$0
	LAURA M BISHOP (C)	$388	$0
	ANN E DUNWOODY	$385	$0
	ROBERT F GARTLAND	$435	$0
	ROBERT W HELM (D)	$396	$0
	MICHAEL E KENNEALLY	$471	$0
	MARK A MURRAY	$386	$0
	LESTER OWENS (E)	$0	$0
	CAROL J ZIERHOFFER (F)	$325	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.
(B) Estimated for the fund's first full fiscal year.

(C)  Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(D)  Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Mr. Owens serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective March 4, 2024.

(F)  Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
ELIZABETH S ACTON	$591,500	$156,000
LAURA M BISHOP	$526,500	$304,301
ANN E DUNWOODY	$522,500	$304,301
ROBERT F GARTLAND	$590,000	$180,000
ROBERT W HELM	$538,000	$304,301
MICHAEL E KENNEALLY	$640,000	$0
MARK A MURRAY	$524,000	$304,301
LESTER OWENS	$0	$0
CAROL J ZIERHOFFER	$441,500	$80,427

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 314 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of the public offering of shares of the fund, 100% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.05% of the fund's average net assets throughout the month.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.

On behalf of the fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).

On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK.

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is Co-Portfolio Manager of Fidelity ® SAI Inflation-Protected Bond Index Fund and receives compensation for those services. Richard Munclinger is Co-Portfolio Manager of Fidelity ® SAI Inflation-Protected Bond Index Fund and receives compensation for those services. As of June 30, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of Fidelity ® SAI Inflation-Protected Bond Index Fund is based on the pre-tax investment performance of the fund relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of the portfolio manager's management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Brandon Bettencourt as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Inflation-Protected Bond Index Fund, which is expected to commence operations on or about August 16, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Inflation-Protected Bond Index Fund beneficially owned by Mr. Bettencourt was none (Fidelity ® SAI Inflation-Protected Bond Index Fund is expected to commence operations on or about August 16, 2024).

The following table provides information relating to other accounts managed by Richard Munclinger as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Inflation-Protected Bond Index Fund, which is expected to commence operations on or about August 16, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Inflation-Protected Bond Index Fund beneficially owned by Mr. Munclinger was none (Fidelity ® SAI Inflation-Protected Bond Index Fund is expected to commence operations on or about August 16, 2024).

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3. There are no racially or ethnically diverse directors.

4. The director is a public company CEO who sits on more than two unaffiliated public company boards.

5. The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investors without being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov. To request a free copy of a fund's proxy voting record, please call Fidelity at the telephone number listed on the front cover page of this SAI.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund or class, as applicable, is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.

Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.

In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund.

To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT SERVICES

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program, if applicable.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services.

SECURITIES LENDING

 The securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities will be included when the fund has completed its first fiscal year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees.

DESCRIPTION OF THE TRUST

Trust Organization.

Fidelity® SAI Inflation-Protected Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.

The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of the fund.

The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for the fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Executive Holdings Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

The fund may disclose a list of full or partial holdings on www.fidelity.com earlier than indicated above when FMR's Executive Holdings Policy Committee determines that there is a legitimate business purpose and the additional disclosure is not harmful to the fund.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR's Executive Holdings Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Executive Holdings Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

Fund	Ticker
Fidelity® SAI Intermediate Treasury Bond Index Fund	FSIWX
Fidelity® SAI Short-Term Treasury Bond Index Fund	FSSWX

Funds of Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

August 15, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ® SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

This Statement of Additional Information (SAI) is not a prospectus.

An annual report for each fund will be available once the fund has completed its first annual period.

To obtain a free additional copy of a prospectus or SAI, dated August 15, 2024, or a free copy of a fund's proxy voting record, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

IST-PTB-0824

1.9916270.101

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity® SAI Intermediate Treasury Bond Index Fund's and Fidelity® SAI Short-Term Treasury Bond Index Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity® SAI Intermediate Treasury Bond Index Fund's and Fidelity® SAI Short-Term Treasury Bond Index Fund's concentration limitation discussed above, with respect to any investment in any non-money market Central fund, FMR looks through to the holdings of the Central fund.

For purposes of each of Fidelity® SAI Intermediate Treasury Bond Index Fund's and Fidelity® SAI Short-Term Treasury Bond Index Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For a fund's policies and limitations on futures, options, and swap transactions, as applicable, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Each of Fidelity® SAI Intermediate Treasury Bond Index Fund and Fidelity® SAI Short-Term Treasury Bond Index Fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the funds' investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks, has historically been the most common benchmark rate for floating rate securities. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, publication of most LIBOR settings has ceased. The United Kingdom Financial Conduct Authority (FCA) announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. This rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure. It is expected that all synthetic LIBOR settings will be discontinued at the end of September 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract.

To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of certain pooled investment vehicles (including any underlying Central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for each fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has designated each fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of open-end investment companies (including any underlying Central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Each fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Fidelity Management & Research Company LLC or its affiliates from mutual funds for investment management or certain other services.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Senior Counsel at Fidelity Investments (diversified financial services company, 2024-present). Previously, Mr. Chiel served as General Counsel (2012-2024) and Head of Legal, Risk and Compliance (2022-2024) for Fidelity Investments; Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-2024); Director and President of OH Company LLC (holding company, 2018-2024); General Counsel (2004-2012) and Senior Vice President and Deputy General Counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (law firm, 1996-2000); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-1995), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Harvard Law School Center on the Legal Profession and the U.S. Chamber Litigation Center.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.

Christine J. Thompson (1958)

Year of Election or Appointment: 2023

Trustee

Ms. Thompson also serves as a Trustee of other Fidelity ® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity ® funds.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016) and as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-2024).

Laura M. Bishop (1961)

Year of Election or Appointment: 2023

Trustee

Ms. Bishop also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity ® funds (2022-2023).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Robert W. Helm (1957)

Year of Election or Appointment: 2023

Trustee

Mr. Helm also serves as Trustee of other Fidelity ® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity ® funds (2021-2023).

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity ® funds. Mr. Murray serves as Vice Chairman of the Board (2020-present) of Meijer, Inc. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Lead Independent Director (2023-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of The Thompson Foundation, The Thompson Schools Foundation and many other community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).

Carol J. Zierhoffer (1960)

Year of Election or Appointment: 2023

Trustee

Ms. Zierhoffer also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Veradigm Healthcare Solutions, Inc. (healthcare technology, 2020-present). Previously, Ms. Zierhoffer served as member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-2022) as well as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity ® funds (2023).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Lester Owens (1957)

Year of Election or Appointment: 2024

Member of the Advisory Board

Mr. Owens also serves as a Member of the Advisory Board of other Fidelity ® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Robin Foley (1964)

Year of Election or Appointment: 2023

Vice President

Ms. Foley also serves as Vice President of other funds. Ms. Foley is Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley was Chief Investment Officer of Bonds (2017-2023).

Christopher M. Gouveia (1973)

Year of Election or Appointment: 2023

Chief Compliance Officer

Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

During the fiscal year ended February 29, 2024, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	8
Audit Committee	4
Fair Valuation Committee	4
Governance and Nominating Committee	9

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Jonathan Chiel	Abigail P Johnson	Christine J Thompson	Jennifer Toolin McAuliffe
Fidelity® SAI Intermediate Treasury Bond Index Fund	none	none	none	none
Fidelity® SAI Short-Term Treasury Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S Acton	Laura M Bishop	Ann E Dunwoody	Robert F Gartland
Fidelity® SAI Intermediate Treasury Bond Index Fund	none	none	none	none
Fidelity® SAI Short-Term Treasury Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	Robert W Helm	Michael E Kenneally	Mark A Murray	Carol J Zierhoffer
Fidelity® SAI Intermediate Treasury Bond Index Fund	none	none	none	none
Fidelity® SAI Short-Term Treasury Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	$10,001-$50,000

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending February 28, 2025, or calendar year ended December 31, 2023, as applicable.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
Fidelity® SAI Intermediate Treasury Bond Index Fund (B)	ELIZABETH S ACTON	$489	$0
	LAURA M BISHOP (C)	$436	$0
	ANN E DUNWOODY	$432	$0
	ROBERT F GARTLAND	$488	$0
	ROBERT W HELM (D)	$445	$0
	MICHAEL E KENNEALLY	$530	$0
	MARK A MURRAY	$434	$0
	LESTER OWENS (E)	$0	$0
	CAROL J ZIERHOFFER (F)	$365	$0
Fidelity® SAI Short-Term Treasury Bond Index Fund (B)	ELIZABETH S ACTON	$85	$0
	LAURA M BISHOP (C)	$76	$0
	ANN E DUNWOODY	$75	$0
	ROBERT F GARTLAND	$85	$0
	ROBERT W HELM (D)	$77	$0
	MICHAEL E KENNEALLY	$92	$0
	MARK A MURRAY	$75	$0
	LESTER OWENS (E)	$0	$0
	CAROL J ZIERHOFFER (F)	$64	$0

(A) Jonathan Chiel, Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.
(B) Estimated for the fund's first full fiscal year.

(C)  Ms. Bishop served as a Member of the Advisory Board of Fidelity Salem Street Trust from September 1, 2022 through October 17, 2023. Ms. Bishop serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(D)  Mr. Helm served as a Member of the Advisory Board of Fidelity Salem Street Trust from June 1, 2021 through October 17, 2023. Mr. Helm serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

(E) Mr. Owens serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective March 4, 2024.

(F)  Ms. Zierhoffer served as a Member of the Advisory Board of Fidelity Salem Street Trust from March 1, 2023 through October 17, 2023. Ms. Zierhoffer serves as a Trustee of Fidelity Salem Street Trust effective October 18, 2023.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
ELIZABETH S ACTON	$591,500	$156,000
LAURA M BISHOP	$526,500	$304,301
ANN E DUNWOODY	$522,500	$304,301
ROBERT F GARTLAND	$590,000	$180,000
ROBERT W HELM	$538,000	$304,301
MICHAEL E KENNEALLY	$640,000	$0
MARK A MURRAY	$524,000	$304,301
LESTER OWENS	$0	$0
CAROL J ZIERHOFFER	$441,500	$80,427

(A)   Reflects compensation received for the calendar year ended December 31, 2023, for 314 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of the public offering of shares of each fund, 100% of each fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, Fidelity Distributors Company LLC (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.03% of the fund's average net assets throughout the month.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited.

On behalf of each fund, FMR has entered into sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and Fidelity Management & Research (Japan) Limited (FMR Japan).

On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK.

Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is Co-Portfolio Manager of Fidelity ® SAI Intermediate Treasury Bond Index Fund and Fidelity ® SAI Short-Term Treasury Bond Index Fund and receives compensation for those services. Richard Munclinger is Co-Portfolio Manager of Fidelity ® SAI Intermediate Treasury Bond Index Fund and Fidelity ® SAI Short-Term Treasury Bond Index Fund and receives compensation for those services. As of June 30, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of each portfolio manager's bonus that is linked to the investment performance of each fund is based on the pre-tax investment performance of the fund relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of the portfolio manager's management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Brandon Bettencourt as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Intermediate Treasury Bond Index Fund, which is expected to commence operations on or about September 20, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Intermediate Treasury Bond Index Fund beneficially owned by Mr. Bettencourt was none (Fidelity ® SAI Intermediate Treasury Bond Index Fund is expected to commence operations on or about September 20, 2024).

The following table provides information relating to other accounts managed by Richard Munclinger as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Intermediate Treasury Bond Index Fund, which is expected to commence operations on or about September 20, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Intermediate Treasury Bond Index Fund beneficially owned by Mr. Munclinger was none (Fidelity ® SAI Intermediate Treasury Bond Index Fund is expected to commence operations on or about September 20, 2024).

The following table provides information relating to other accounts managed by Brandon Bettencourt as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Short-Term Treasury Bond Index Fund, which is expected to commence operations on or about September 20, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Short-Term Treasury Bond Index Fund beneficially owned by Mr. Bettencourt was none (Fidelity ® SAI Short-Term Treasury Bond Index Fund is expected to commence operations on or about September 20, 2024).

The following table provides information relating to other accounts managed by Richard Munclinger as of June 30, 2024:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	23	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$183,629	$32,244	$5
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Fidelity ® SAI Short-Term Treasury Bond Index Fund, which is expected to commence operations on or about September 20, 2024.

As of June 30, 2024, the dollar range of shares of Fidelity ® SAI Short-Term Treasury Bond Index Fund beneficially owned by Mr. Munclinger was none (Fidelity ® SAI Short-Term Treasury Bond Index Fund is expected to commence operations on or about September 20, 2024).

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.

3. There are no racially or ethnically diverse directors.

4. The director is a public company CEO who sits on more than two unaffiliated public company boards.

5. The director, other than a CEO, sits on more than five unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investors without being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov. To request a free copy of a fund's proxy voting record, please call Fidelity at the telephone number listed on the front cover page of this SAI.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

A fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services.

Currently, the Board of Trustees has authorized such payments for shares of each fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.

In particular, the Trustees noted that each Plan does not authorize payments by shares of a fund other than those made to FMR under its management contract with the fund.

To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT SERVICES

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from each fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program, if applicable.

For providing pricing and bookkeeping services, FSC receives no fee from each fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services.

SECURITIES LENDING

 The securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities will be included when the fund has completed its first fiscal year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees.

DESCRIPTION OF THE TRUST

Trust Organization.

Fidelity® SAI Intermediate Treasury Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.

Fidelity® SAI Short-Term Treasury Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984.

The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of the funds.

The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audit the financial statements for each fund and provide other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Executive Holdings Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Each fund may disclose a list of full or partial holdings on www.fidelity.com earlier than indicated above when FMR's Executive Holdings Policy Committee determines that there is a legitimate business purpose and the additional disclosure is not harmful to the fund.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR's Executive Holdings Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Executive Holdings Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

Fidelity Salem Street Trust
Post-Effective Amendment No. 581

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 559.

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 576.

(12)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 576.

(16)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Municipal Core Plus Bond Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 576.

(24)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 495.

(26)

Management Contract, dated July 20, 2023, between Fidelity SAI Conservative Income Municipal Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 567.

(27)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 495.

(29)

Management Contract, dated January 16, 2020, between Fidelity SAI Emerging Markets Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 498.

(30)

    Management Contract, dated May 16, 2024, between Fidelity SAI Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC is filed herein as Exhibit (d)(30).

(31)

   Management Contract, dated May 16, 2024, between Fidelity SAI Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company LLC is filed herein as Exhibit (d)(31).

(32)

Management Contract, dated November 16, 2022, between Fidelity SAI International Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 551.

(33)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 495.

(34)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 495.

(35)

Management Contract, dated January 16, 2020, between Fidelity SAI International Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 498.

(36)

Management Contract, dated January 16, 2020, between Fidelity SAI International Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 498.

(37)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 495.

(38)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Investment Grade Securitized Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 576.

(39)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 495.

(40)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 559.

(41)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 495.

(42)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 576.

(43)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 559.

(46)

Management Contract, dated May 16, 2024, between Fidelity SAI Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC is filed herein as Exhibit (d)(46).

(47)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Sustainable Conservative Income Municipal Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 559.

(49)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Sustainable Core Plus Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 576.

(50)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity SAI Sustainable Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 559.

(51)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Sustainable Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 576.

(52)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 576.

(53)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity SAI Total Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 576.

(54)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 495.

(55)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 495.

(56)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 495.

(57)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 495.

(58)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 495.

(59)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 495.

(60)

Management Contract, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 523.

(61)

Management Contract, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 523.

(62)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 495.

(67)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 495.

(68)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 495.

(69)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 495.

(71)

Management Contract, dated January 19, 2023, between Fidelity Series Sustainable Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 558.

(72)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 559.

(73)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 576.

(79)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment No. 576.

(80)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Sustainability Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 495.

(81)

Management Contract, dated March 10, 2022, between Fidelity Sustainable Core Plus Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 535.

(82)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Sustainable Intermediate Municipal Income Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 576.

(83)

Amended and Restated Management Contract, dated April 1, 2023, between Fidelity Sustainable Low Duration Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 559.

(84)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 576.

(85)

Amended and Restated Management Contract, dated March 1, 2024, between Fidelity Management & Research Company LLC, Fidelity Investments Institutional Operations Company LLC, and Fidelity Service Company, Inc., on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 576.

(86)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Total International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 495.

(88)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 495.

(89)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 543.

(91)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 543.

(92)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 543.

(93)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 543.

(94)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 495.

(95)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 543.

(96)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 513.

(97)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 495.

(98)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 543.

(99)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 495.

(100)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No. 543.

(101)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 495.

(102)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 495.

(103)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 498.

(104)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 543.

(105)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 495.

(106)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 498.

(107)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 498.

(108)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 495.

(109)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment No. 543.

(110)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 543.

(111)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 543.

(112)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 524.

(113)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 543.

(114)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 495.

(115)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 495.

(116)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 543.

(117)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 543.

(118)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 513.

(119)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 495.

(120)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 543.

(121)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 543.

(122)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 495.

(123)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 543.

(124)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 543.

(125)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 576.

(126)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is filed herein as Exhibit (d)(126).

(127)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No. 576.

(128)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(11) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment Nos. 170 and 172.

(129)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 576.

(130)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(127) of Post-Effective Amendment No. 576.

(131)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 576.

(132)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(129) of Post-Effective Amendment No. 576.

(133)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment No. 576.

(134)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is filed herein as Exhibit (d)(134).

(135)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 576.

(136)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(17) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment Nos. 170 & 172.

(137)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment No. 576.

(138)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(135) of Post-Effective Amendment No. 576.

(139)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(136) of Post-Effective Amendment No. 576.

(140)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment No. 576.

(141)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(138) of Post-Effective Amendment No. 576.

(142)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund ,Fidelity SAI International Credit Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund ,Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, Fidelity Tactical Bond Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is filed herein as Exhibit (d)(142).

(143)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(140) of Post-Effective Amendment No. 576.

(144)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(23) of Fidelity Advisor Series II’s (File No. 033-06516) Post-Effective Amendment Nos. 170 & 172.

(145)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(142) of Post-Effective Amendment No. 576.

(146)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(143) of Post-Effective Amendment No. 576.

(147)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(144) of Post-Effective Amendment No. 576.

(148)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (d)(145) of Post-Effective Amendment No. 576.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 495.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 495.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 495.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 495.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 495.

(10)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 495.

(11)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 495.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 495.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 495.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 495.

(15)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 495.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 495.

(17)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 495.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 495.

(19)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 495.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 495.

(21)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 495.

(22)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 495.

(23)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 551.

(24)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 495.

(25)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 495.

(26)

General Distribution Agreement, dated July 20, 2023, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 567.

(27)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 495.

(28)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(32) of Post-Effective Amendment No. 495.

(29)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 498.

(30)

General Distribution Agreement, dated May 16, 2024, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Inflation-Protected Bond Index Fund, is filed herein as Exhibit (e)(30).

(31)

General Distribution Agreement, dated May 16, 2024, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Intermediate Treasury Bond Index Fund, is filed herein as Exhibit (e)(31).

(32)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Credit Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 551.

(33)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 495.

(34)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 495.

(35)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 498.

(36)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 498.

(37)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 495.

(38)

General Distribution Agreement, dated November 16, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Investment Grade Securitized Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 554.

(39)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 495.

(40)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 509.

(41)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 495.

(42)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(38) of Post-Effective Amendment No. 495.

(43)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 495.

(44)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 495.

(45)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 509.

(46)

General Distribution Agreement, dated May 16, 2024, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Short-Term Treasury Bond Index Fund, is filed herein as Exhibit (e)(46).

(47)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(41) of Post-Effective Amendment No. 495.

(48)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 535.

(49)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 535.

(50)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 535.

(51)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Sustainable Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 535.

(52)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(42) of Post-Effective Amendment No. 495.

(53)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (e)(43) of Post-Effective Amendment No. 495.

(54)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 495.

(55)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 495.

(56)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 495.

(57)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 495.

(58)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 495.

(59)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 495.

(60)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 523.

(61)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 523.

(62)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (e)(50) of Post-Effective Amendment No. 495.

(63)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(51) of Post-Effective Amendment No. 495.

(64)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 495.

(65)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 495.

(66)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(55) of Post-Effective Amendment No. 495.

(67)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(56) of Post-Effective Amendment No. 495.

(68)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 495.

(69)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(58) of Post-Effective Amendment No. 495.

(70)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 495.

(71)

General Distribution Agreement, dated January 19, 2023, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 558.

(72)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(60) of Post-Effective Amendment No. 495.

(73)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (e)(61) of Post-Effective Amendment No. 495.

(74)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(62) of Post-Effective Amendment No. 495.

(75)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(63) of Post-Effective Amendment No. 495.

(76)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 495.

(77)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(65) of Post-Effective Amendment No. 495.

(78)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 492.

(79)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(67) of Post-Effective Amendment No. 495.

(80)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 495.

(81)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (e)(77) of Post-Effective Amendment No. 535.

(82)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Intermediate Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(78) of Post-Effective Amendment No. 535.

(83)

General Distribution Agreement, dated March 10, 2022, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Low Duration Bond Fund, is incorporated herein by reference to Exhibit (e)(79) of Post-Effective Amendment No. 535.

(84)

General Distribution Agreement, dated November 18, 2021, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (e)(73) of Post-Effective Amendment No. 532.

(85)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(69) of Post-Effective Amendment No. 495.

(86)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(70) of Post-Effective Amendment No. 495.

(87)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(71) of Post-Effective Amendment No. 495.

(88)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(72) of Post-Effective Amendment No. 495.

(89)

Form of Selling Dealer Agreement (most recently revised March 2024), is incorporated herein by reference to Exhibit (e)(27) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 171.

(90)

Form of Bank Agency Agreement (most recently revised March 2024), is incorporated herein by reference to Exhibit (e)(28) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 171.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated as of March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Flex U.S. Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI International Credit Fund, Fidelity SAI International Index Fund, Fidelity SAI Investment Grade Securitized Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Core Plus Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Value Index Fund, and Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated May 23, 2019, between Citibank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Real Estate Index Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Total Bond Fund, and Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 482.

(4)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Flex Mid Cap Index Fund, Fidelity Flex Small Cap Index Fund, Fidelity Mid Cap Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Series Sustainable Investment Grade Bond Fund, Fidelity Small Cap Index Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex International Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity SAI Sustainable Low Duration Income Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Sustainability Bond Index Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Amended and Restated 45 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 492.

(2)

Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(3) of  Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 503.

(3)

Schedule A for the Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(2) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 171.

(4)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Fidelity Corporate Bond Fund, Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity Real Estate Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI Inflation-Protected Bond Index Fund, Fidelity SAI Intermediate Treasury Bond Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Short-Term Treasury Bond Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Index Fund, Fidelity Small Cap Value Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Total International Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No.002-24389) Post-Effective Amendment No.172.

(5)

Form of Fund of Funds Investment Agreement (Acquiring Fund) is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 534.

(6)

Form of Fund of Funds Investment Agreement (Acquired Fund) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 534.

(i)

Legal Opinion of Dechert LLP, dated August 8, 2024, is filed herein as Exhibit (i).

(j)

 Not applicable.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 558.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 561.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 561.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Fidelity Advisor Conservative Income Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 561.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 495.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 495.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 495.

(33)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 495.

(34)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 495.

(35)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 495.

(36)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 551.

(37)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 551.

(38)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 551.

(39)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 551.

(40)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 551.

(41)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Core Plus Bond Fund: Fidelity Advisor Municipal Core Plus Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 551.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class A, is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class I, is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(47) of Post-Effective Amendment No. 495.

(46)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Conservative Income Municipal Bond Fund is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 567.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 495.

(49)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 498.

(50)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Inflation-Protected Bond Index Fund is filed herein as Exhibit (m)(50).

(51)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Intermediate Treasury Bond Index Fund is filed herein as Exhibit (m)(51).

(52)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Credit Fund is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 551.

(53)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 495.

(54)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 495.

(55)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 498.

(56)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 498.

(57)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 495.

(58)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Investment Grade Securitized Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 554.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 495.

(60)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 509.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 495.

(65)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 509.

(66)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Short-Term Treasury Bond Index Fund is filed herein as Exhibit (m)(66).

(67)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 495.

(68)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 535.

(69)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 535.

(70)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 535.

(71)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Sustainable Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 535.

(72)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 495.

(79)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 495.

(80)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 523.

(81)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 523.

(82)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(69) of Post-Effective Amendment No. 495.

(85)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 495.

(88)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 495.

(89)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 495.

(91)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Sustainable Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 558.

(92)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 495.

(93)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 495.

(94)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 495.

(95)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 495.

(96)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 495.

(97)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 495.

(98)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 495.

(99)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 495.

(100)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(85) of Post-Effective Amendment No. 495.

(101)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 495.

(102)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 495.

(103)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 492.

(104)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 492.

(105)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class M, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 492.

(106)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 492.

(107)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class I, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 492.

(108)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 492.

(109)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 495.

(110)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Class K6, is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 495.

(111)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A, is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 495.

(112)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class M, is incorporated herein by reference to Exhibit (m)(97) of Post-Effective Amendment No. 495.

(113)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C, is incorporated herein by reference to Exhibit (m)(98) of Post-Effective Amendment No. 495.

(114)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class I, is incorporated herein by reference to Exhibit (m)(99) of Post-Effective Amendment No. 495.

(115)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class Z, is incorporated herein by reference to Exhibit (m)(100) of Post-Effective Amendment No. 495.

(116)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (m)(101) of Post-Effective Amendment No. 495.

(117)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund, is incorporated herein by reference to Exhibit (m)(108) of Post-Effective Amendment No. 535.

(118)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(109) of Post-Effective Amendment No. 535.

(119)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(110) of Post-Effective Amendment No. 535.

(120)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(111) of Post-Effective Amendment No. 535.

(121)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(112) of Post-Effective Amendment No. 535.

(122)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Core Plus Bond Fund: Fidelity Advisor Sustainable Core Plus Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(113) of Post-Effective Amendment No. 535.

(123)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(114) of Post-Effective Amendment No. 535.

(124)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class A, is incorporated herein by reference to Exhibit (m)(115) of Post-Effective Amendment No. 535.

(125)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class M, is incorporated herein by reference to Exhibit (m)(116) of Post-Effective Amendment No. 535.

(126)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class C, is incorporated herein by reference to Exhibit (m)(117) of Post-Effective Amendment No. 535.

(127)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class I, is incorporated herein by reference to Exhibit (m)(118) of Post-Effective Amendment No. 535.

(128)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Intermediate Municipal Income Fund: Fidelity Advisor Sustainable Intermediate Municipal Income Fund: Class Z, is incorporated herein by reference to Exhibit (m)(119) of Post-Effective Amendment No. 535.

(129)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund is incorporated herein by reference to Exhibit (m)(120) of Post-Effective Amendment No. 535.

(130)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(121) of Post-Effective Amendment No. 535.

(131)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(131) of Post-Effective Amendment No. 555.

(132)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(123) of Post-Effective Amendment No. 535.

(133)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(124) of Post-Effective Amendment No. 535.

(134)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Low Duration Bond Fund: Fidelity Advisor Sustainable Low Duration Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(125) of Post-Effective Amendment No. 535.

(135)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 532.

(136)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class A, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 532.

(137)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class M, is incorporated herein by reference to Exhibit (m)(106) of Post-Effective Amendment No. 532.

(138)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class C, is incorporated herein by reference to Exhibit (m)(107) of Post-Effective Amendment No. 532.

(139)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class I, is incorporated herein by reference to Exhibit (m)(108) of Post-Effective Amendment No. 532.

(140)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tactical Bond Fund: Fidelity Advisor Tactical Bond Fund: Class Z, is incorporated herein by reference to Exhibit (m)(109) of Post-Effective Amendment No. 532.

(141)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(102) of Post-Effective Amendment No. 495.

(142)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (m)(103) of Post-Effective Amendment No. 495.

(143)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 495.

(144)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 495.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated March 7, 2024, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (n)(1) of Fidelity Aberdeen Street Trust’s (File No. 033-43529) Post-Effective Amendment No. 162.

(2)

Schedule I (Fixed-Income), dated March 24, 2024, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated March 7, 2024, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Core Plus Bond Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainable Core Plus Bond Fund, Fidelity Sustainable Intermediate Municipal Income Fund, Fidelity Sustainable Low Duration Bond Fund, and Fidelity Tactical Bond Fund, is incorporated herein by reference to Exhibit (n)(2) of Fidelity Aberdeen Street Trust’s (File No. 033-43529) Post-Effective Amendment No. 162.

(p)

(1)

The 2024 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 576.

(2)

Code of Ethics, dated February 2024, adopted by Geode Capital Management, LLC, and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 576.

Item 29.

Persons Controlled by or under Common Control with the Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action, or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC.

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC.
Cynthia Lo Bessette

Senior Vice President of Fidelity Management & Research Company LLC; Secretary Fidelity Diversifying Solutions LLC (2022); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC; Secretary SelectCo, LLC and FIMM; Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Bart Grenier	President of Fidelity Management & Research Company LLC.
Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jason Pogorelec	Compliance Officer of Fidelity Management & Research Company LLC (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
James Lenton	Director of FMR H.K. (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Nathaniel Norr Salter	Director of FMR Japan (2023).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Kenji Kanemasu	Compliance Officer of FMR Japan (2023).
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Kyle Johnson	Director of FMR UK (2024).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

David Lane	President and Chief Executive Officer (2023).
Laura Doherty	Chief Operating Officer (2024).
Michael Ciccone	Chief Compliance Officer (2023).
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Gerard McGraw	Director (2023).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director.
Michael Even	Director.
Alok Kapoor	Director (2022).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Beech Gate Millfield Lane
Lower Kingswood, Tadworth, Surrey
KT20 6RP, United Kingdom

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer	None
Timothy Mulcahy	Director	None
John Slyconish	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company, LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA; Citibank, N.A., 388 Greenwich Street, New York, New York, 10013; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 581 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of August 2024.

Fidelity Salem Street Trust
By	/s/Laura M. Del Prato Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	August 14, 2024
Laura M. Del Prato		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	August 14, 2024
John J. Burke III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	August 14, 2024
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	August 14, 2024
Elizabeth S. Acton

/s/Laura M. Bishop	*	Trustee	August 14, 2024
Laura M. Bishop

/s/Jonathan Chiel	*	Trustee	August 14, 2024
Jonathan Chiel

/s/Ann E. Dunwoody	*	Trustee	August 14, 2024
Ann E. Dunwoody

/s/Robert F. Gartland	*	Trustee	August 14, 2024
Robert F. Gartland

/s/Robert W. Helm	*	Trustee	August 14, 2024
Robert W. Helm

/s/Michael E. Kenneally	*	Trustee	August 14, 2024
Michael E. Kenneally

/s/Mark A. Murray	*	Trustee	August 14, 2024
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	August 14, 2024
Jennifer Toolin McAuliffe

/s/Christine J. Thompson	*	Trustee	August 14, 2024
Christine J. Thompson

/s/Carol J. Zierhoffer	*	Trustee	August 14, 2024
Carol J. Zierhoffer

†	By:	/s/ Stephanie J. Brown
Stephanie J. Brown, pursuant to a power of attorney dated January 26, 2023 and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to powers of attorney dated October 5, 2016 and April 1, 2024, and filed herewith.

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust	Fidelity Municipal Trust
Fidelity Advisor Series II	Fidelity Municipal Trust II
Fidelity Advisor Series IV	Fidelity Newbury Street Trust
Fidelity California Municipal Trust	Fidelity New York Municipal Trust
Fidelity California Municipal Trust II	Fidelity New York Municipal Trust II
Fidelity Central Investment Portfolios II LLC	Fidelity Oxford Street Trust
Fidelity Charles Street Trust	Fidelity Oxford Street Trust II
Fidelity Colchester Street Trust	Fidelity Phillips Street Trust
Fidelity Court Street Trust	Fidelity Revere Street Trust
Fidelity Court Street Trust II	Fidelity Salem Street Trust
Fidelity Garrison Street Trust	Fidelity School Street Trust
Fidelity Hereford Street Trust	Fidelity Union Street Trust
Fidelity Income Fund	Fidelity Union Street Trust II
Fidelity Massachusetts Municipal Trust	Variable Insurance Products Fund V
Fidelity Merrimack Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the "Funds"), hereby constitute and appoint Stephanie J. Brown, my true and lawful attorney- in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post- Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of January 26, 2023.

/s/ Abigail P. Johnson

Abigail P. Johnson

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after April 1, 2024.

WITNESS our hands on this first day of April 2024.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/Laura M. Bishop	/s/Mark A. Murray
Laura M. Bishop	Mark A. Murray

/s/Ann E. Dunwoody	/s/Jennifer Toolin McAuliffe
Ann E. Dunwoody	Jennifer Toolin McAuliffe

/s/Robert F. Gartland	/s/Christine J. Thompson
Robert F. Gartland	Christine J. Thompson

/s/Robert W. Helm	/s/Carol J. Zierhoffer
Robert W. Helm	Carol J. Zierhoffer